UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  November 8,  2004

US BIODEFENSE, INC.

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(Exact name of registrant as specified in its charter)

                                                                                    Utah                             000-31431                 33-0052057

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(State or Other                 (Commission          (IRS Employer

Jurisdiction of                 File Number)           Identification

                                                                              Incorporation)                                                    No.)

13674 E. Valley Blvd.

City of Industry, CA 91746

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (626) 961-0562

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On  November 8,  2004,  we entered into a Commercial Evaluation License Agreement with the United States Public Health Service within the Department of Health and Human Services.  The Agreement grants us a nonexclusive license to evaluate the suitability for commercial development of cellular and viral inactivation applied for in a Provisional Patent Application.  We paid $3,500 for the license. The term of the Agreement is six months.

The foregoing description of the terms and conditions of the Commercial Evaluation License Agreement are  qualified  in  their  entirety  by,  and made subject to, the more complete information  set  forth  in  the  Commercial Evaluation License Agreement attached to this Report as Exhibit  10.1.

ITEM  7.01  REGULATION  FD  DISCLOSURE.

On  November 8,  2004,  we  issued the press release attached to this Report as Exhibit  99.1  announcing  this  information.

The  press  release is being furnished and shall not be deemed to be "filed" for the  purposes  of Section 18 of the Securities Exchange Act of 1934, as amended, or  otherwise  subject  to  the  liabilities  of that Section. The press release attached  to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except  as  shall  be  expressly set forth by specific reference in such filing.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

10.1  Public Health Service Commercial Evaluation License Agreement  between  the  Registrant  and  the United States Public Health Service within the Department of Health and Human Services, dated November 8,  2004.

99.1  Press  Release re: U.S. BioDefense Signs Commercial Evaluation Agreement Related To A Method For Universal Inactivation of Viruses, Parasites, and Tumor Cells with National Institute of Health, dated  November 8,  2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                            US BIODEFENSE, INC.

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                                                                                                                                                      Registrant

Date:  November 8, 2004                                                                                                By: /s/ David Chin

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                                  David Chin

                                                                                                                                                  President